QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2009

SHERMEN WSC ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-52642 (Commission File Number)	20-4755936 (I.R.S. Employer Identification No.)
c/o The Shermen Group, 230 Park Avenue, Suite 1000 New York, NY (Address of Principal Executive Offices)		10169 (Zip Code)

(212) 300-0020
(Registrant's telephone number, including area code)

Not Applicable
(Former Name of Former Address if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

        On May 1, 2009, Shermen WSC Acquisition Corp. ("Shermen") entered into an amended and restated transaction agreement with Terminal Merger Sub LLC, Feed Merger Sub LLC, ED&F Man Holdings Limited ("ED&F Man"), Westway Holdings Corporation, Westway Terminal Company Inc. and Westway Feed Products, Inc. (the "Transaction Agreement"), which modifies the terms under which Shermen will acquire ED&F Man's bulk liquid storage and liquid animal feed supplement businesses (the "Business Combination"). The Transaction Agreement amends and restates the terms of the original transaction agreement dated November 25, 2008, among the same parties (the "Original Agreement"), among other things, to:

  •
  provide for ED&F Man's agreement to provide Shermen with a $100.0 million revolving credit facility (the "Revolving Credit Facility") to facilitate the Business Combination and for purposes including working capital and capital expenditures;

  •
  The terms and conditions of the Revolving Credit Facility will include the following:

  •
  the interest rate will be the London Interbank Offered Rate, or LIBOR, plus 3.5%;

  •
  the term to maturity of the revolving credit facility will be 24 months from the date of its origination;

  •
  amounts outstanding may be prepaid without penalty;

  •
  Shermen will be required to pay a commitment fee of 1.4% per year on the daily undrawn amount of the revolving credit facility;

  •
  there will be customary covenants, including financial covenants that will require Shermen to meet certain financial performance metrics and covenants that will restrict such things as Shermen's ability to acquire or dispose of assets and incur indebtedness;

  •
  Shermen will be required to repay amounts due under the revolving credit facility upon change of control of the company after the consummation of the Business Combination or refinancing of the revolving credit facility; and

  •
  there will be customary events of default, including non-payment of amounts due under the revolving credit facility, Shermen entering into insolvency proceedings and defaults under other agreements under which Shermen or its subsidiaries may be borrowers;

  •
  Shermen will be required to refinance or otherwise repay all amounts of principal and interest outstanding under the Revolving Credit Facility as soon as practicable after the closing of the Business Combination without regard to whether the indicative interest rate, fees or collateral requirements of any available replacement financing are as favorable to Shermen as those set forth in the revolving credit facility. If Shermen fails to refinance or repay all such amounts by January 15, 2010, it will be required to pay to ED&F Man a fee of $1.5 million; and

  •
  reflect the purchase by the ED&F Man 2009 Employee Trust, a trust organized under the law of Jersey and sponsored by ED&F Man, of up to $30 million of Shermen's common stock prior to the consummation of the Business Combination.

        Except for such changes, the terms of the Transaction Agreement have not materially changed from those described in Item 1.01 of the Current Report on Form 8-K filed by Shermen on November 28, 2008, which is incorporated herein by reference.

        The description of the Transaction Agreement contained in this current report on Form 8-K is not complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Transaction Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. These representations and warranties were made as of specific dates and are subject to qualifications and limitations agreed to by the parties in negotiating the terms if of the Transaction

Agreement. These representations and warranties also are subject to contractual standards of materiality that may be different from those generally applicable to disclosures made to investors and security holders, and in some cases these representations and warranties may have been made solely for the purpose of allocating risk between ED&F Man and its subsidiaries, on the one hand, and Shermen and its subsidiaries, on the other hand, and to provide contractual rights and remedies to the parties rather than to establish matters of fact.

        Investors and security holders are not third party beneficiaries under the Transaction Agreement, and should not rely on these representations and warranties as characterizations of the actual state of facts or conditions of Shermen or ED&F Man or their respective affiliates. Moreover, information concerning the subject matter of these representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

        Furthermore, the assertions embodied in these representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Transaction Agreement. Accordingly, investors and security holders should not rely on these representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules.

Item 9.01.    Financial Statements and Exhibits

  (d)
  Exhibits:

Exhibit 2.1	Amended and Restated Transaction Agreement, dated as of May 1, 2009, by and among Shermen WSC Acquisition Corp., Terminal Merger Sub LLC, Feed Merger Sub LLC, ED&F Man Holdings Limited, Westway Holdings Corporation, Westway Terminal Company Inc. and Westway Feed Products, Inc.*

*
Portions of such exhibit are incorporated by reference to the Company's Current Report on Form 8-K filed on January 20, 2009.

Where to Find Additional Information

        Shermen has filed with the SEC a preliminary proxy statement in connection with the proposed transaction and intends to mail a definitive proxy statement and other relevant documents to Company stockholders. Stockholders of Shermen and other interested persons are advised to read Shermen's preliminary proxy statement, and amendments thereto, and definitive proxy statement, when available, in connection with Shermen's solicitation of proxies for the special meeting to be held to approve the transaction because these proxy statements will contain important information about Shermen, ED&F Man and the proposed transaction. The definitive proxy statement will be mailed to stockholders of record as of the close of business on Thursday, May 7, 2009. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov/ or by directing a request to: Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000, New York, NY 10169, telephone (212) 300-0020. The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the rules of the Over-the-Counter Bulletin Board.

        Shermen and its directors and officers may be deemed participants in the solicitation of proxies from Shermen's stockholders. A list of the names of those directors and officers and descriptions of their interests in Shermen is contained in Shermen's prospectus dated May 24, 2007, which is filed with the SEC, and will also be contained in Shermen's proxy statement when it becomes available. Shermen's stockholders may obtain additional information about the interests of its directors and officers in the transactions by reading Shermen's proxy statement when it becomes available.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHERMEN WSC ACQUISITION CORP.
Dated: May 7, 2009
	By:	/s/ FRANCIS P. JENKINS, JR. Name: Francis P. Jenkins, Jr. Title: Chairman and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Description
2.1	Amended and Restated Transaction Agreement, dated as of May 1, 2009, by and among Shermen WSC Acquisition Corp., Terminal Merger Sub LLC, Feed Merger Sub LLC, ED&F Man Holdings Limited, Westway Holdings Corporation, Westway Terminal Company Inc. and Westway Feed Products, Inc.*

*
Portions of such exhibit are incorporated by reference to the Company's Current Report on Form 8-K filed on January 20, 2009.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX